MONTHLY SERVICER'S CERTIFICATE

                                  PEOPLE'S BANK

                     People's Bank Credit Card Master Trust

                    For the July 10, 1996 Determination Date

                        For the June 1996 Monthly Period

The undersigned, a duly authorized representative of People's Bank, as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993, as amended, (the "Pooling and Servicing Agreement") by and between People's Bank and Bankers Trust Company, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. This Certificate is delivered pursuant to subsection 3.4 (b) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement, as amended by the applicable Series Supplement.

2.  People's Bank is Servicer under the Pooling and Servicing
    Agreement.

3.  The undersigned is a Servicing Officer.

4. The date of this Certificate is July 10, 1996, which is a Determination Date under the Pooling and Servicing Agreement.

5.  The aggregate amount of Collections processed during the preceding Monthly Period (equal to 5(a) plus 5(b)) was
    equal to..................................................$167,048,028.93

    (a) The aggregate amount of Collections of Finance Charge
        Receivables collected during the preceding Monthly Period
        (the "Collections of Finance Charge Receivables") was
        equal to..............................................$ 23,988,195.68

    (b) The aggregate amount of Collections of Principal
        Receivables collected during the preceding Monthly Period
        (the "Collections of Principal Receivables") was
        equal to..............................................$143,059,833.25

6.  The aggregate amount of Receivables as of the end of
    the last day of the preceding Monthly Period was equal
    to......................................................$1,709,546,778.56

7. Attached hereto is a true and correct copy of the statements required to be delivered by the Servicer on the date of this Certificate to the Paying Agent pursuant to Article V.

8. To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:
                                     "NONE"

9.  The amount by which the Aggregate Principal Receivables
    exceeds the Aggregate Principal Receivables required to
    be maintained pursuant to the Pooling and Servicing
    Agreement, is equal to....................................$189,878,504.06

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10th Day of July 1996.

                             PEOPLE'S BANK
                             Servicer


                             By: /s/ Bob Mihalcik
                                 Name:  Bob Mihalcik
                                 Title: Vice President



                                                     Schedule  -  to Monthly
                                                     Servicer's Certificate
                                 PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1993-1

                    For the July 10, 1996 Determination Date

                        For the June 1996 Monthly Period

1. The aggregate amount of Collections processed during the
   preceding Monthly Period (equal to 1(a) plus 1(b)) was
   equal to..................................................$ 17,848,648.58

   (a) The aggregate amount of Collections of Finance
       Charge Receivables collected during the preceding
       Monthly Period (the "Collections of Finance Charge
       Receivables") allocated to Series 1993-1 was equal
       to....................................................$  1,380,670.81

   (b) The aggregate amount of Collections of Principal
       Receivables collected during the preceding Monthly
       Period (the "Collections of Principal Receivables")
       allocated to Series 1993-1 was equal to...............$ 16,467,977.76

2. The aggregate amount of funds on deposit in the Series
   Accounts with respect to Series 1993-1 with respect
   to Collections processed during the preceding Monthly
   Period, and applicable to Series 1993-1 as of the
   Transfer Date relating to the preceding Monthly Period
   was equal to..............................................$  1,380,670.81

3. (a) The aggregate amount of funds on deposit in the Principal
       Account with respect to Collections processed during the
       preceding Monthly Period and allocated to Series 1993-1,
       as of the end of the last day of the preceding Monthly
       Period was equal to....................................$ 16,467,977.76

   (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following
       this Determination Date, will be.......................$ 16,666,666.67

4. The aggregate amount of funds on deposit in the Collection
   Subaccount relating to Series 1993-1 as of the end of the
   last day of the preceding Monthly Period was equal to......$          0.00

5. The aggregate amount of drawings required to be made under the Surety Bond pursuant to Section 4.6 or 4.11 on the
   Determination Date in the current calendar month is equal
   to.........................................................$          0.00

6.(a) The aggregate amount of Recoveries to be deposited to
      the Collection Account and allocated to Series 1993-1
      on the next succeeding Transfer Date is equal to........$     30,061.92

  (b) The amount of earnings (net of losses and investment
      expenses) on funds on deposit in the Excess Funding
      Account to be transferred from the Excess Funding
      Account to the Finance Charge Account on the next
      succeeding Transfer Date is equal to....................$          0.00

7. The sum of all amounts payable to the Investor Certificate-holders of Series 1993-1 on the Distribution Date in the current Monthly Period is equal to:

        Payable in respect of principal.......................$ 16,666,666.67
        Payable in respect of interest........................$    400,000.00
          Total...............................................$ 17,066,666.67

8. No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                     Schedule  -  to Monthly
                                                     Servicer's Certificate
                                 PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1994-1

                    For the July 10, 1996 Determination Date

                        For the June 1996 Monthly Period


1. The aggregate amount of Collections processed during the
   preceding Monthly Period (equal to 1(a) plus 1(b)) was
   equal to...................................................$ 19,229,319.39

   (a) The aggregate amount of Collections of Finance Charge
       Receivables collected during the preceding Monthly
       Period (the "Collections of Finance Charge Receivables")
       allocated to Series 1994-1 was equal to................$  2,761,341.63

   (b) The aggregate amount of Collections of Principal
       Receivables collected during the preceding Monthly
       Period (the "Collections of Principal Receivables")
       allocated to Series 1994-1 was equal to................$ 16,467,977.76

2. The aggregate amount of funds on deposit in the Series
   Accounts with respect to Series 1994-1 with respect to
   Collections processed during the preceding Monthly Period, and applicable to Series 1994-1 as of the Transfer Date
   relating to the preceding Monthly Period was equal to......$  2,761,341.63

3. (a) The aggregate amount of funds on deposit in the
       Principal Account with respect to Collections
       processed during the preceding Monthly Period and
       allocated to Series 1994-1, as of the end of the last
       day of the preceding Monthly Period was equal to.......$          0.00

   (b) The aggregate amount of funds which will be on
       deposit in the Principal Account on the Transfer
       Date following this Determination Date, will be........$          0.00

4. The aggregate amount of funds on deposit in the Collection
   Subaccount relating to Series 1994-1 as of the end of the
   last day of the preceding Monthly Period was equal to......$          0.00

5. The aggregate amount of drawings required to be made under the Surety Bond pursuant to Section 4.6 or 4.11 on the
   Determination Date in the current calendar month is equal
   to.........................................................$          0.00

6. (a) The aggregate amount of Recoveries to be deposited
       to the Collection Account and allocated to Series
       1994-1 on the next succeeding Transfer Date is equal
       to.....................................................$     60,123.85

   (b) The amount of earnings (net of losses and investment
       expenses) on funds on deposit in the Excess Funding
       Account to be transferred from the Excess Funding
       Account to the Finance Charge Account on the next
       succeeding Transfer Date is equal to...................$          0.00

7. The sum of all amounts payable to the Investor Certificate-holders of Series 1994-1 on the Distribution Date in the current Monthly Period is equal to:

        Payable in respect of principal.......................$          0.00
        Payable in respect of interest........................$    850,000.00
          Total...............................................$    850,000.00

8. No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                     Schedule  -  to Monthly
                                                     Servicer's Certificate
                                 PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1994-2

                    For the July 10, 1996 Determination Date

                        For the June 1996 Monthly Period

1. The aggregate amount of Collections processed during the
   preceding Monthly Period (equal to 1(a) plus 1(b)) was
   equal to...................................................$ 38,458,638.79

   (a) The aggregate amount of Collections of Finance
       Charge Receivables collected during the preceding
       Monthly Period (the "Collections of Finance Charge
       Receivables") allocated to Series 1994-2 was equal to..$  5,522,683.26

   (b) The aggregate amount of Collections of Principal
       Receivables collected during the preceding Monthly
       Period (the "Collections of Principal Receivables")
       allocated to Series 1994-2 was equal to................$ 32,935,955.53

2. The aggregate amount of funds on deposit in the Series
   Accounts with respect to Series 1994-2 with respect to
   Collections processed during the preceding Monthly Period, and applicable to Series 1994-2 as of the Transfer Date
   relating to the preceding Monthly Period was equal to......$  5,522,683.26

3. (a) The aggregate amount of funds on deposit in the
       Principal Account with respect to Collections
       processed during the preceding Monthly Period and
       allocated to Series 1994-2, as of the end of the last
       day of the preceding Monthly Period was equal to.......$          0.00

   (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date
       following this Determination Date, will be.............$          0.00

4. The aggregate amount of funds on deposit in the Collection
   Subaccount relating to Series 1994-2 as of the end of the
   last day of the preceding Monthly Period was equal to......$          0.00

5. The aggregate amount of withdrawals required to be made
   under the Cash Collateral Account pursuant to Section 4.6
   on the Determination Date in the current calendar month
   is equal to................................................$          0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1994-2
       on the next succeeding Transfer Date is equal to.......$    120,247.70

   (b) The amount of earnings (net of losses and investment
       expenses) on funds on deposit in the Excess Funding
       Account to be transferred from the Excess Funding
       Account to the Finance Charge Account on the next
       succeeding Transfer Date is equal to...................$          0.00

7. The sum of all amounts payable to the Investor Certificate-holders of Series 1994-2 on the Distribution Date in the current Monthly Period is equal to:

        Class A Certificateholders
        Payable in respect of principal.......................$          0.00
        Payable in respect of interest........................$  1,668,733.27
        Total.................................................$  1,668,733.27

        Class B Certificateholders
        Payable in respect of principal.......................$          0.00
        Payable in respect of interest........................$     91,716.96
        Total.................................................$     91,716.96

8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                     Schedule  -  to Monthly
                                                     Servicer's Certificate
                                 PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1995-1

                    For the July 10, 1996 Determination Date

                        For the June 1996 Monthly Period

1. The aggregate amount of Collections processed during the
   preceding Monthly Period (equal to 1(a) plus 1(b)) was
   equal to...................................................$ 38,458,638.79

   (a) The aggregate amount of Collections of Finance Charge
       Receivables collected during the preceding Monthly
       Period (the "Collections of Finance Charge Receivables")
       allocated to Series 1995-1 was equal to................$  5,522,683.26

   (b) The aggregate amount of Collections of Principal
       Receivables collected during the preceding Monthly
       Period (the "Collections of Principal Receivables")
       allocated to Series 1995-1 was equal to................$ 32,935,955.53

2. The aggregate amount of funds on deposit in the Series
   Accounts with respect to Series 1995-1 with respect to
   Collections processed during the preceding Monthly Period, and applicable to Series 1995-1 as of the Transfer Date
   relating to the preceding Monthly Period was equal to......$  5,522,683.26

3. (a) The aggregate amount of funds on deposit in the
       Principal Account with respect to Collections processed
       during the preceding Monthly Period and allocated to
       Series 1995-1, as of the end of the last day of the
       preceding Monthly Period was equal to..................$          0.00

   (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date
       following this Determination Date, will be.............$          0.00

4. The aggregate amount of funds on deposit in the Collection
   Subaccount relating to Series 1995-1 as of the end of the
   last day of the preceding Monthly Period was equal to......$          0.00

5. The aggregate amount of withdrawals required to be made
   under the Cash Collateral Account pursuant to Section 4.6
   on the Determination Date in the current calendar month
   is equal to................................................$          0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1995-1
       on the next succeeding Transfer Date is equal to.......$    120,247.70

   (b) The amount of earnings (net of losses and investment
       expenses) on funds on deposit in the Excess Funding
       Account to be transferred from the Excess Funding
       Account to the Finance Charge Account on the next
       succeeding Transfer Date is equal to...................$          0.00

7. The sum of all amounts payable to the Investor Certificate-holders of Series 1995-1 on the Distribution Date in the current Monthly Period is equal to:

        Class A Certificateholders
        Payable in respect of principal.......................$          0.00
        Payable in respect of interest........................$  1,683,511.04
        Total.................................................$  1,683,511.04

        Class B Certificateholders
        Payable in respect of principal.......................$          0.00
        Payable in respect of interest........................$     90,939.18
        Total.................................................$     90,939.18

8. No Series Pay Out Event or Trust Pay Out Event has occurred.



                                                     Schedule  -  to Monthly
                                                     Servicer's Certificate
                                 PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1996-1

                    For the July 10, 1996 Determination Date

                        For the June 1996 Monthly Period

1. The aggregate amount of Collections processed during the
   preceding Monthly Period (equal to 1(a) plus 1(b)) was
   equal to...................................................$          0.00

   (a) The aggregate amount of Collections of Finance Charge
       Receivables collected during the preceding Monthly
       Period (the "Collections of Finance Charge Receivables")
       allocated to Series 1996-1 was equal to................$          0.00

   (b) The aggregate amount of Collections of Principal
       Receivables collected during the preceding Monthly
       Period (the "Collections of Principal Receivables")
       allocated to Series 1996-1 was equal to................$          0.00

2. The aggregate amount of funds on deposit in the Series
   Accounts with respect to Series 1996-1 with respect to
   Collections processed during the preceding Monthly Period, and applicable to Series 1996-1 as of the Transfer Date
   relating to the preceding Monthly Period was equal to......$    814,427.61

3. (a) The aggregate amount of funds on deposit in the
       Principal Account with respect to Collections processed
       during the preceding Monthly Period and allocated to
       Series 1996-1, as of the end of the last day of the
       preceding Monthly Period was equal to..................$          0.00

   (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date
       following this Determination Date, will be.............$          0.00

4. The aggregate amount of funds on deposit in the Collection
   Subaccount relating to Series 1996-1 as of the end of the
   last day of the preceding Monthly Period was equal to......$          0.00

5. The aggregate amount of withdrawals required to be made
   under the Cash Collateral Account pursuant to Section 4.6
   on the Determination Date in the current calendar month is
   equal to...................................................$          0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1996-1
       on the next succeeding Transfer Date is equal to.......$          0.00

   (b) The amount of earnings (net of losses and investment
       expenses) on funds on deposit in the Excess Funding
       Account to be transferred from the Excess Funding
       Account to the Finance Charge Account on the next
       succeeding Transfer Date is equal to...................$          0.00

7. The sum of all amounts payable to the Investor Certificate-holders of Series 1996-1 on the Distribution Date in the current Monthly Period is equal to:

        Class A Certificateholders
        Payable in respect of principal.......................$          0.00
        Payable in respect of interest........................$    770,592.38
        Total.................................................$    770,592.38

        Class B Certificateholders
        Payable in respect of principal.......................$          0.00
        Payable in respect of interest........................$     43,835.23
        Total.................................................$     43,835.23

8. No Series Pay Out Event or Trust Pay Out Event has occurred.


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1993-1
                           MONTHLY SERVICER'S REPORT


# of Months Series in Existence:                                       37
Monthly Period Ended                                        June 30, 1996
Distribution Date                                           July 15, 1996
Determination Date                                          July 10, 1996


1.Trust Activity Series 1993-1

Beginning of Month - Aggregate Principal Receivables        1,737,430,488.58

Principal Collections on the Receivables                      143,059,833.25

Finance Charge Receivables                                     23,988,195.68

Receivables in Defaulted Accounts                               8,715,746.24

End of Month - Aggregate Principal Receivables              1,709,546,778.56

Investor Interest Series 1993-1                                83,333,333.33
Investor Interest Series 1994-1                               200,000,000.00
Investor Interest Series 1994-2                               400,000,000.00
Investor Interest Series 1995-1                               400,000,000.00
Investor Interest Series 1996-1                               400,000,000.00
Seller Principal Receivables                                  226,213,445.23

Investor Percentage with respect to...
                                     Finance Charges              4.8745863%
                                     Charged-Off Accounts         4.8745863%
                                     Principal Receivables       11.6990072%

Seller Percentage with respect to ...
                                     Finance Charges             13.2323636%
                                     Charged-Off Accounts        13.2323636%
                                     Principal Receivables       18.1069499%

2.  Allocation of Funds in Collection Account

Available Finance Charge Collections                            1,380,670.81

Available Principal Collections                                16,467,977.76

Investor Default Amount                                           501,645.75

Aggregate Collections Allocated to Certificateholders          17,848,648.58

Monthly Certificate Interest Payable to Certificateholders
(See "Calculation of Certificate Interest" #3)                    400,000.00

Monthly Principal Payable To Certificateholders
(See "Calculation of Monthly Principal" #4)                    16,666,666.67

Monthly Principal Reinvested In Receivables
(See "Calculation of Monthly Principal" #4)                       302,956.85

(Net Deposit)/Draws on Shared Principal Collections                     0.00

Collections Available to Reimburse Investor Charge offs           304,545.90

Aggregate Investor Charge Offs                                          0.00

Reimbursed Investor Charge Offs                                         0.00
Reimbursed Investor Charge Offs per $1,000 Original Investments         0.00

Monthly Investor Servicing Fee
(See "Calculation of Monthly Servicing Fee" #6)                   166,666.67

Monthly Certificate Insurer Fee                                     7,812.50

Excess Servicing  (Shortfall) (dollars)                           304,545.90
Excess Servicing  (Shortfall) (percentage of Investor interest)        3.65%

Required Shared Finance Charge Collections from other Series            0.00
Draw on Shared Finance Charge Collections from other Series             0.00

Withdrawal from Cash Collateral Account                                 0.00

Surety Bond Claim                                                       0.00

Certificate Insurer Fee Shortfall                                       0.00

Servicing Fee Shortfall                                                 0.00

Investor Charge Offs                                                    0.00
Investor Charge Offs per $1,000 Original Investment                     0.00

Investor Certificate Interest Shortfall (Deficiency Amount)             0.00

Payments To Certificate Insurer                                         0.00

Deposits In Cash Collateral Account                                     0.00

Required Shared Finance Charge Collections for other Series       814,427.61
Deposit of Shared Finance Charge Collections for other Series      74,038.88

Total Distribution to Investors                                17,066,666.67
Total Distribution to Investors per $1,000 Invested                    85.33

3.  Calculation of Certificate Interest

Certificate Rate                                                        4.80%

This Month Certificate Interest                                   400,000.00

Previous Month's Deficiency Amount                                      0.00

Total Certificate Interest Distributable to Certificateholders    400,000.00
Total Certificate Interest Distributable per $1,000 of
 Original Investment                                                    2.00

4.  Calculation of Monthly Principal

Beginning Investor Interest                                   100,000,000.00

Available Principal Collections                                16,467,977.76

Investor Default Amount                                           501,645.75

Total Investor Monthly Principal                               16,969,623.51

Investor Monthly Principal Reinvested in Receivables              302,956.85

Controlled Amortization Amount                                 16,666,666.67

Maximum Monthly Principal to Certificateholders                16,666,666.67

Required Shared Principal Collections for other Series                  0.00
Deposit of Shared Principal Collections for other Series                0.00
Required Shared Principal Collections from other Series                 0.00

Draw on Shared Principal Collections from other Series                  0.00

Deficit Controlled Amortization Amount                                  0.00

Monthly Principal Payable to Certificateholders                16,666,666.67
Monthly Principal Payable per $1,000 of Original Investment            83.33

Ending Investor Interest                                       83,333,333.33

5.  Calculation of Pool Factor

Pool Factor
(Ending Certificate Balance divided by Initial Principal
  Amount to 7 decimal places)                                      0.4166667

6. Calculation of Monthly Servicing Fee

Series Servicing Fee Percentage                                         2.00%

Beginning Investor Interest                                   100,000,000.00

     Monthly Servicing  Fee                                       166,666.67

7.  Calculation of Remaining Surety Bond Amount

Available Surety Bond Amount on Previous Payment Date          10,500,000.00

Stated Surety Bond Amount                                       9,000,000.00

Unreimbursed Claims on Surety Bond                                      0.00

Reimbursements of Claims on Surety Bond                                 0.00

Available Surety Bond Amount     (Dollars)                      9,000,000.00
Available Surety Bond Amount     (Percentage)                           9.00%

8.  Cash Collateral Account Activity

Beginning of Month Balance                                      4,083,333.33

Required Cash Collateral Account Amount                         3,500,000.00

Cash Collateral Account Deposits                                        0.00

Reinvestment Income Received on Cash Collateral Account            16,475.12

Aggregate Cash Collateral Account Draws                                 0.00

Available Cash Collateral Amount     (Dollars)                  3,500,000.00
Available Cash Collateral Amount     (Percentage)                       3.50%

Total Credit Enhancement Percentage                                    12.50%

9.  Past Due Statistics
(past due on a contractual basis)

1-30 days past due                    Dollars                 107,281,349.63
                                      Percent Dollars                   6.28%
                                      Number of Accts                 37,748
                                      Percent Number of Acct            3.03%

31-60 days past due                   Dollars                  24,844,369.63
                                      Percent Dollars                   1.45%
                                      Number of Accts                  9,062
                                      Percent Number of Acct            0.73%

61-90 days past due                   Dollars                  14,909,183.30
                                      Percent Dollars                   0.87%
                                      Number of Accts                  4,900
                                      Percent Number of Acct            0.39%

91-120 days past due                  Dollars                  11,518,942.69
                                      Percent Dollars                   0.67%
                                      Number of Accts                  3,592
                                      Percent Number of Acct            0.29%

121-150 days past due                 Dollars                   8,795,208.17
                                      Percent Dollars                   0.51%
                                      Number of Accts                  2,580
                                      Percent Number of Acct            0.21%

151-180 days past due                 Dollars                   7,959,777.86
                                      Percent Dollars                   0.47%
                                      Number of Accts                  2,260
                                      Percent Number of Acct            0.18%

181 + days past due                   Dollars                  11,849,939.62
                                      Percent Dollars                   0.69%
                                      Number of Accts                  3,439
                                      Percent Number of Acct            0.28%

10. Base Rate Calculation

Base Rate                                                               6.90%

Portfolio Yield                       (net of losses)                  10.55%

Excess of Portfolio Yield over Base Rate                                3.65%

11. Number of Accounts in the Trust

Number of Additional Accounts                                              0
Number of Removed Accounts                                                 0
Number of Automatic Additonal Accounts                                 1,842
Ending Number of Accounts                                          1,247,737


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1994-1
                            MONTHLY SERVICER'S REPORT


# of Months Series in Existence:                                       29
Monthly Period Ended                                        June 30, 1996
Distribution Date                                           July 15, 1996
Determination Date                                          July 10, 1996


1.Trust Activity Series 1994-1

Beginning of Month - Aggregate Principal Receivables        1,737,430,488.58

Principal Collections on the Receivables                      143,059,833.25

Finance Charge Receivables                                     23,988,195.68

Receivables in Defaulted Accounts                               8,715,746.24

End of Month - Aggregate Principal Receivables              1,709,546,778.56

Investor Interest Series 1993-1                                83,333,333.33
Investor Interest Series 1994-1                               200,000,000.00
Investor Interest Series 1994-2                               400,000,000.00
Investor Interest Series 1995-1                               400,000,000.00
Investor Interest Series 1996-1                               400,000,000.00
Seller Principal Receivables                                  226,213,445.23

Investor Percentage with respect to...
                                      Finance Charges             11.6990072%
                                      Charged-Off Accounts        11.6990072%
                                      Principal Receivables       11.6990072%

Seller Percentage with respect to ...
                                      Finance Charges             13.2323636%
                                      Charged-Off Accounts        13.2323636%
                                      Principal Receivables       18.1069499%

2.  Allocation of Funds in Collection Account

Available Finance Charge Collections                            2,761,341.63

Available Principal Collections                                16,467,977.76

Investor Default Amount                                         1,003,291.50

Aggregate Collections Allocated to Certificateholders          19,229,319.39

Monthly Certificate Interest Payable to Certificateholders
(See "Calculation of Certificate Interest" #3)                    850,000.00

Monthly Principal Payable To Certificateholders
(See"Calculation of Monthly Principal" #4)                              0.00

Monthly Principal Reinvested In Receivables
(See "Calculation of Monthly Principal" #4)                    17,471,269.26

(Net Deposit)/Draws on Shared Principal Collections                     0.00

Collections Available to Reimburse Investor Charge offs           559,091.80

Aggregate Investor Charge Offs                                          0.00

Reimbursed Investor Charge Offs                                         0.00
Reimbursed Investor Charge Offs per $1,000 Original Investment          0.00

Monthly Investor Servicing Fee
(See"Calculation of Monthly Servicing Fee" #6)                    333,333.33

Monthly Certificate Insurer Fee                                    15,625.00

Excess Servicing (Shortfall) (dollars)                            559,091.80
Excess Servicing (Shortfall) (percentage of Investor interest)         3.35%

Required Shared Finance Charge Collections from other Series            0.00
Draw on Shared Finance Charge Collections from other Series             0.00

Withdrawal from Cash Collateral Account                                 0.00

Surety Bond Claim                                                       0.00

Certificate Insurer Fee Shortfall                                       0.00

Servicing Fee Shortfall                                                 0.00

Investor Charge Offs                                                    0.00
Investor Charge Offs per $1,000 Original Investment                     0.00

Investor Certificate Interest Shortfall  (Deficiency Amounts)           0.00

Payments To Certificate Insurer                                         0.00

Deposits In Cash Collateral Account                                     0.00

Required Shared Finance Charge Collections for other Series       814,427.61
Deposit of Shared Finance Charge Collections for other Series     148,077.75

Total Distribution to Investors                                   850,000.00
Total Distribution to Investors per $1,000 Invested                     4.25

3.  Calculation of Certificate Interest

Certificate Rate                                                        5.10%

This Month Certificate Interest                                   850,000.00

Previous Month's Deficiency Amount                                      0.00

Total Certificate Interest Distributable to Certificateholders    850,000.00
Total Certificate Interest Distributable per $1,000 of
  Original Investment                                                   4.25

4.  Calculation of Monthly Principal

Beginning Investor Interest                                   200,000,000.00

Available Principal Collections                                16,467,977.76

Investor Default Amount                                         1,003,291.50

Total Investor Monthly Principal                               17,471,269.26

Investor Monthly Principal Reinvested in Receivables           17,471,269.26

Controlled Amortization Amount                                          0.00

Maximum Monthly Principal to Certificateholders                         0.00

Required Shared Principal Collections for other Series                  0.00
Deposit of Shared Principal Collections for other Series                0.00
Required Shared Principal Collections from other Series                 0.00

Draw on Shared Principal Collections from other Series                  0.00

Deficit Controlled Amortization Amount                                  0.00

Monthly Principal Payable to Certificateholders                         0.00
Monthly Principal Payable per $1,000 of Original Investment             0.00

Ending Investor Interest                                      200,000,000.00

5.  Calculation of Pool Factor

Pool Factor
(Ending Certificate Balance divided by Initial Principal
  Amount to 7 decimal places)                                      1.0000000

6. Calculation of Monthly Servicing Fee

Series Servicing Fee Percentage                                         2.00%

Beginning Investor Interest                                   200,000,000.00

     Monthly Servicing  Fee                                       333,333.33

7.  Calculation of Remaining Surety Bond Amount

Available Surety Bond Amount on Previous Payment Date          18,000,000.00

Stated Surety Bond Amount                                      18,000,000.00

Unreimbursed Claims on Surety Bond                                      0.00

Reimbursements of Claims on Surety Bond                                 0.00

Available Surety Bond Amount     (Dollars)                     18,000,000.00
Available Surety Bond Amount     (Percentage)                           9.00%

8.  Cash Collateral Account Activity

Beginning of Month Balance                                      7,000,000.00

Required Cash Collateral Account Amount                         7,000,000.00

Cash Collateral Account Deposits                                        0.00

Reinvestment Income Received on Cash Collateral Account            28,243.06

Aggregate Cash Collateral Account Draws                                 0.00

Available Cash Collateral Amount     (Dollars)                  7,000,000.00
Available Cash Collateral Amount     (Percentage)                       3.50%

Total Credit Enhancement Percentage                                    12.50%

9.  Past Due Statistics
(past due on a contractual basis)

1-30 days past due                    Dollars                 107,281,349.63
                                      Percent Dollars                   6.28%
                                      Number of Accts                 37,748
                                      Percent Number of Acct            3.03%

31-60 days past due                   Dollars                  24,844,369.63
                                      Percent Dollars                   1.45%
                                      Number of Accts                  9,062
                                      Percent Number of Acct            0.73%

61-90 days past due                   Dollars                  14,909,183.30
                                      Percent Dollars                   0.87%
                                      Number of Accts                  4,900
                                      Percent Number of Acct            0.39%

91-120 days past due                  Dollars                  11,518,942.69
                                      Percent Dollars                   0.67%
                                      Number of Accts                  3,592
                                      Percent Number of Acct            0.29%

121-150 days past due                 Dollars                   8,795,208.17
                                      Percent Dollars                   0.51%
                                      Number of Accts                  2,580
                                      Percent Number of Acct            0.21%

151-180 days past due                 Dollars                   7,959,777.86
                                      Percent Dollars                   0.47%
                                      Number of Accts                  2,260
                                      Percent Number of Acct            0.18%

181 + days past due                   Dollars                  11,849,939.62
                                      Percent Dollars                   0.69%
                                      Number of Accts                  3,439
                                      Percent Number of Acct            0.28%

10. Base Rate Calculation

Base Rate                                                               7.20%

Portfolio Yield                       (net of losses)                  10.55%

Excess of Portfolio Yield over Base Rate                                3.35%

11. Number of Accounts in the Trust

Number of Additional Accounts                                              0
Number of Removed Accounts                                                 0
Number of Automatic Additonal Accounts                                 1,842
Ending Number of Accounts                                          1,247,737


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1994-2
                            MONTHLY SERVICER'S REPORT


# of Months Series in Existence:                                       21
Monthly Period Ended                                        June 30, 1996
Distribution Date                                           July 15, 1996
Determination Date                                          July 10, 1996
Number of Days in Period                                               28


1.Trust Activity Series 1994-2

Beginning of Month - Aggregate Principal Receivables        1,737,430,488.58

Principal Collections on the Receivables                      143,059,833.25
Finance Charge Receivables                                     23,988,195.68

Receivables in Defaulted Accounts                               8,715,746.24

End of Month - Aggregate Principal Receivables              1,709,546,778.56

Investor Interest Series 1993-1                                83,333,333.33
Investor Interest Series 1994-1                               200,000,000.00
Investor Interest Series 1994-2                               400,000,000.00
Investor Interest Series 1995-1                               400,000,000.00
Investor Interest Series 1996-1                               400,000,000.00
Seller Principal Receivables                                  226,213,445.23

Total Investor Percentage with respect to...
                                     Finance Charges             23.3980143%
                                     Charged-Off Accounts        23.3980143%
                                     Principal Receivables       23.3980143%

Class A Percentage with respect to...
                                     Finance Charges             22.2281136%
                                     Charged-Off Accounts        22.2281136%
                                     Principal Receivables       22.2281136%

Class B Percentage with respect to...
                                     Finance Charges              1.1699007%
                                     Charged-Off Accounts         1.1699007%
                                     Principal Receivables        1.1699007%

Seller Percentage with respect to ...
                                     Finance Charges             13.2323636%
                                     Charged-Off Accounts        13.2323636%
                                     Principal Receivables       18.1069499%

2.  Allocation of Funds in Collection Account

Class A Available Finance Charge Collections                    5,246,549.10

Class A Monthly Cap Interest Payable to Class A Certificateholders
(See "Calculation of Certificate Interest" #3)                  1,668,733.27
  Unpaid Class A Monthly Cap Interest                                   0.00

Class A Monthly Servicing Fee
(See"Calculation of Monthly Servicing Fee" #6)                    633,333.33
  Unpaid Class A Monthly Servicing Fee                                  0.00

Class A Investor Default Amount                                 1,906,253.86
  Unreimbursed Class A Investor Charge-offs                             0.00

Excess Spread from Class A Finance Charge Collections           1,038,228.64

Class A Required Amount                                                 0.00

Class B Available Finance Charge Collections                      276,134.16

Class B Monthly Cap Interest Payable to Class B Certificateholders
(See "Calculation of Certificate Interest" #3)                     91,716.96
  Unpaid Class B Monthly Cap Interest                                   0.00

Class B Monthly Servicing Fee
(See"Calculation of Monthly Servicing Fee" #6)                     33,333.33
  Unpaid Class B Monthly Servicing Fee                                  0.00

Class B Investor Default Amount                                   100,329.15
  Unreimbursed Class B Investor Charge-offs                             0.00

Excess Spread from Class B Finance Charge Collections              50,754.73

Class B Required Amount                                                 0.00

Total Excess Spread                                             1,088,983.37

Excess Spread used to Satisfy Class A Required Amount                   0.00
  Excess Spread used to satisfy Unpaid Class A Monthly Cap Interest     0.00
  Excess Spread used to satisfy Unpaid Class A Monthly Servicing Fee    0.00
  Excess Spread used to satisfy Unreimbursed Class A Investor
   Charge-offs                                                          0.00
  Remaining Class A Required Amount                                     0.00

Excess Spread used to satisfy Class B Required Amount                   0.00
  Excess Spread used to satisfy Unpaid Class B Monthly Cap Interest     0.00
  Excess Spread used to satisfy Unpaid Class B Monthly Servicing Fee    0.00
  Excess Spread used to satisfy Unreimbursed Class B Investor
   Charge-offs                                                          0.00
  Remaining Class B Required Amount                                     0.00

Shared Finance Charges used to satisfy Remaining Class A Required
 Amount                                                                 0.00
  Shared Finance Charges used to satisfy Unpaid Class A Monthly
   Cap Interest                                                         0.00
  Shared Finance Charges used to satisfy Unpaid Class A Monthly
   Servicing Fee                                                        0.00
  Shared Finance Charges used to satisfy Unreimbursed Class A
   Investor Charge-offs                                                 0.00
  Remaining Class A Required Amount                                     0.00

Cash Collateral Withdrawal used to satisfy Remaining Class A
 Required Amount                                                        0.00
  Cash Collateral Withdrawal used to satisfy Unpaid Class A
   Monthly Cap Interest                                                 0.00
  Cash Collateral Withdrawal used to satisfy Unpaid Class A
   Monthly Servicing Fee                                                0.00
  Cash Collateral Withdrawal used to satisfy Unreimbursed Class A
   Investor Charge-offs                                                 0.00
  Remaining Class A Required Amount                                     0.00

Class B Reallocated Amount used to satisfy Remaining Class A
 Required Amount                                                        0.00
  Class B Reallocated Amount used to satisfy Unpaid Class A
   Monthly Cap Interest                                                 0.00
  Class B Reallocated Amount used to satisfy Unpaid Class A
   Monthly Servicing Fee                                                0.00
  Class B Reallocated Amount used to satisfy Unreimbursed Class A
   Investor Charge-offs                                                 0.00
  Remaining Class A Required Amount                                     0.00

Class B Investor Interest used to satisfy Unreimbursed Class A
 Investor Charge-offs                                                   0.00

Shared Finance Charges used to satisfy Remaining Class B Required
 Amount                                                                 0.00
  Shared Finance Charges used to satisfy Unpaid Class B Monthly
   Cap Interest                                                         0.00
  Shared Finance Charges used to satisfy Unpaid Class B Monthly
   Servicing Fee                                                        0.00
  Shared Finance Charges used to satisfy Unreimbursed Class B
   Investor Charge-offs                                                 0.00
  Remaining Class B Required Amount                                     0.00

Cash Collateral Withdrawal used to satisfy Remaining Class B
 Required Amount                                                        0.00
  Cash Collateral Withdrawal used to satisfy Unpaid Class B
   Monthly Cap Interest                                                 0.00
  Cash Collateral Withdrawal used to satisfy Unpaid Class B
   Monthly Servicing Fee                                                0.00
  Cash Collateral Withdrawal used to satisfy Unreimbursed Class B
   Investor Charge-offs                                                 0.00
  Remaining Class B Required Amount                                     0.00

Excess Spread used to satisfy interest on overdue Class A
(See "Calculation of Certificate Interest" #3)                          0.00

Excess Spread used to satisfy interest on overdue Class B
(See "Calculation of Certificate Interest" #3)                          0.00

Excess Spread used to satisfy reimbursements of Class B Interest        0.00

Excess Spread used to satisfy deposits into Required Cash
 Collateral Account                                                     0.00

Excess Spread used to satisfy shortfalls of the Class A Interest
 Payments                                                               0.00

Excess Spread used to satisfy shortfalls of the Class B Interest
 Payments                                                               0.00

Excess Spread used to satisfy payments per Loan Agreement       1,088,983.37

Excess Spread used to satisfy Class A Excess Interest                   0.00

Excess Spread used to satisfy Class B Excess Interest                   0.00

Remaining Excess Servicing (Shortfall) (dollars)                1,074,050.04
Remaining Excess Servicing (Shortfall) (percentage of Investor
                                         Interest)                     3.22%

Class A Investor Certificate Interest Shortfall                         0.00

Class A Charge-offs                                                     0.00
Unreimbursed Class A Charge Offs                                        0.00
Unreimbursed Class A Charge Offs per $1,000 Original Investment         0.00

Class A Monthly Servicing Fee Shortfall                                 0.00

Class B Investor Certificate Interest Shortfall                         0.00

Class B Charge-offs                                                     0.00
Unreimbursed Class B Charge Offs                                        0.00
Unreimbursed Class B Charge Offs per $1,000 Original Investment         0.00

Class B Monthly Servicing Fee Shortfall                                 0.00

Available Principal Collections                                32,935,955.53

Monthly Principal Payable To Class A Certificateholders
(See "Calculation of Monthly Principal" #4)                             0.00

Monthly Principal Payable To Class B Certificateholders
(See "Calculation of Monthly Principal" #4)                             0.00

Monthly Principal Reinvested In Receivables
(See "Calculation of Monthly Principal" #4)                    34,942,538.53

(Net Deposit)/Draws on Shared Principal Collections                     0.00

Required Shared Finance Charge Collections from other Series            0.00
Draw on Shared Finance Charge Collections from other Series             0.00

Withdrawal from Cash Collateral Account                                 0.00


Required Shared Finance Charge Collections for other Series       814,427.61
Deposit of Shared Finance Charge Collections for other Series     296,155.49

Total Distribution to Class A Investors                         1,668,733.27
Total Distribution to Class A Investors per $1,000 Invested             4.39

Total Distribution to Class B Investors                            91,716.96
Total Distribution to Class B Investors per $1,000 Invested             4.59

3.  Calculation of Certificate Interest

Class A Certificate Rate                                             5.64609%
Class A Interest Rate Cap Provider Deposit                              0.00

Previous Month's Class A Deficiency Amount                              0.00

Class A Interest at the Certificate Rate + 0.5% on Deficiency
 Amount                                                                 0.00

This Month Class A Certificate Interest                         1,668,733.27

Expected Class A Principal                                    380,000,000.00
This Month Class A Cap Shortfall                                        0.00
Class A Excess Interest                                                 0.00

Total Class A Interest Distributable to Class A Certificate-
 holders                                                        1,668,733.27
Total Class A Interest Distributable per $1,000 of Class A
 Original Investment                                                    4.39

Class B Certificate Rate                                             5.89609%
Class B Interest Rate Cap Provider Deposit                              0.00

Previous Month's Class B Deficiency Amount                              0.00

Class B Interest at the Certificate Rate + 0.5% on Deficiency
 Amount                                                                 0.00

This Month Class B Certificate Interest                            91,716.96

Expected Class B Principal                                     20,000,000.00
This Month Class B Cap Shortfall                                        0.00
Class B Excess Interest                                                 0.00

Total Class B Interest Distributable to Class B Certificate-
 holders                                                           91,716.96
Total Class B Interest Distributable per $1,000 of Class B
 Original Investment                                                    4.59

Total Certificate Interest Distributable to Certificateholders 1,760,450.22 Total Certificate Interest Distributable per $1,000 of
 Original Investment                                                    4.40

4.  Calculation of Monthly Principal

Beginning Investor Interest                                   400,000,000.00

Beginning Class A Interest                                    380,000,000.00

Class A Available Principal Collections                        31,289,157.75
Class A Monthly Unreimbursed Charge-Offs                                0.00
Total Class A Monthly Principal                                33,195,411.61

Class A Monthly Principal Reinvested in Receivables            33,195,411.61

Class A Controlled Amortization Amount                                  0.00

Maximum Monthly Principal to Class A Certificateholders                 0.00

Class A Deficit Controlled Amortization Amount                          0.00

Monthly Principal Payable to Class A Certificateholders                 0.00
Class A Monthly Principal Payable per $1,000 of Original
 Investment                                                             0.00

Beginning Class B Interest                                     20,000,000.00

Class B Available Principal Collections                         1,646,797.78
Class B Monthly Unreimbursed Charge-Offs                                0.00
Total Class B Monthly Principal                                 1,747,126.92

Class B Reallocated Principal                                           0.00
Prior Month's Cumulative Class B Reallocated Principal                  0.00
Class B Reduction of Interest                                           0.00
Prior Month's Cumulative Class B Reduction of Interest                  0.00

Class B Monthly Principal Reinvested in Receivables             1,747,126.92

Class B Controlled Amortization Amount                                  0.00

Maximum Monthly Principal to Class B Certificateholders                 0.00

Required Shared Principal Collections for other Series                  0.00
Deposit of Shared Principal Collections for other Series                0.00
Required Shared Principal Collections from other Series                 0.00
Draw on Shared Principal Collections from other Series                  0.00

Class B Deficit Controlled Amortization Amount                          0.00

Monthly Principal Payable to Class B Certificateholders                 0.00
Class B Monthly Principal Payable per $1,000 of Original
 Investment                                                             0.00

Ending Investor Interest                                      400,000,000.00
Ending Class A Interest                                       380,000,000.00
Ending Class B Interest                                        20,000,000.00

5.  Calculation of Pool Factor

Pool Factor
(Ending Certificate Balance divided by Initial Principal
  Amount to 7 decimal places)                                      1.0000000

6. Calculation of Monthly Servicing Fee

Series Servicing Fee Percentage                                         2.00%

Beginning Class A Investor Interest                           380,000,000.00
Beginning Class B Investor Interest                            20,000,000.00
Beginning Investor Interest                                   400,000,000.00

     Class A Monthly Servicing Fee                                633,333.33
     Class B Monthly Servicing Fee                                 33,333.33
     Total Monthly Servicing  Fee                                 666,666.67

7.  Cash Collateral Account Activity

Beginning of Month Balance                                     36,000,000.00

Required Cash Collateral Account Amount                        36,000,000.00

Excess Spread used to satisfy payments per loan agreement       1,088,983.37

Cash Collateral Account Deposits                                        0.00

Reinvestment Income Received on Cash Collateral Account            49,408.33

Aggregate Cash Collateral Account Draws                                 0.00

Available Cash Collateral Amount     (Dollars)                 36,000,000.00
Available Cash Collateral Amount     (Percentage)                       9.00%

8.  Past Due Statistics
(past due on a contractual basis)

1-30 days past due                    Dollars                 107,281,349.63
                                      Percent Dollars                   6.28%
                                      Number of Accts                 37,748
                                      Percent Number of Acct            3.03%

31-60 days past due                   Dollars                  24,844,369.63
                                      Percent Dollars                   1.45%
                                      Number of Accts                  9,062
                                      Percent Number of Acct            0.73%

61-90 days past due                   Dollars                  14,909,183.30
                                      Percent Dollars                   0.87%
                                      Number of Accts                  4,900
                                      Percent Number of Acct            0.39%

91-120 days past due                  Dollars                  11,518,942.69
                                      Percent Dollars                   0.67%
                                      Number of Accts                  3,592
                                      Percent Number of Acct            0.29%

121-150 days past due                 Dollars                   8,795,208.17
                                      Percent Dollars                   0.51%
                                      Number of Accts                  2,580
                                      Percent Number of Acct            0.21%

151-180 days past due                 Dollars                   7,959,777.86
                                      Percent Dollars                   0.47%
                                      Number of Accts                  2,260
                                      Percent Number of Acct            0.18%

181 + days past due                   Dollars                  11,849,939.62
                                      Percent Dollars                   0.69%
                                      Number of Accts                  3,439
                                      Percent Number of Acct            0.28%


9. Base Rate Calculation

Base Rate                                                               7.65%

Portfolio Yield                       (net of losses)                  10.55%

Excess of Portfolio Yield over Base Rate                                2.89%

10. Number of Accounts in the Trust

Number of Additional Accounts                                              0
Number of Removed Accounts                                                 0
Number of Automatic Additonal Accounts                                 1,842
Ending Number of Accounts                                          1,247,737


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1995-1
                            MONTHLY SERVICER'S REPORT


# of Months Series in Existence:                                       16
Monthly Period Ended                                        June 30, 1996
Distribution Date                                           July 15, 1996
Determination Date                                          July 10, 1996
Number of Days in Period                                               28


1.Trust Activity Series 1995-1

Beginning of Month - Aggregate Principal Receivables        1,737,430,488.58

Principal Collections on the Receivables                      143,059,833.25

Finance Charge Receivables                                     23,988,195.68

Receivables in Defaulted Accounts                               8,715,746.24

End of Month - Aggregate Principal Receivables              1,709,546,778.56

Investor Interest Series 1993-1                                83,333,333.33
Investor Interest Series 1994-1                               200,000,000.00
Investor Interest Series 1994-2                               400,000,000.00
Investor Interest Series 1995-1                               400,000,000.00
Investor Interest Series 1996-1                               400,000,000.00
Seller Principal Receivables                                  226,213,445.23

Total Investor Percentage with respect to...
                                     Finance Charges             23.3980143%
                                     Charged-Off Accounts        23.3980143%
                                     Principal Receivables       23.3980143%

Class A Percentage with respect to...
                                     Finance Charges             22.2281136%
                                     Charged-Off Accounts        22.2281136%
                                     Principal Receivables       22.2281136%

Class B Percentage with respect to...
                                     Finance Charges              1.1699007%
                                     Charged-Off Accounts         1.1699007%
                                     Principal Receivables        1.1699007%

Seller Percentage with respect to ...
                                     Finance Charges             13.2323636%
                                     Charged-Off Accounts        13.2323636%
                                     Principal Receivables       18.1069499%

2.  Allocation of Funds in Collection Account

Class A Available Finance Charge Collections                    5,246,549.10

Class A Monthly Cap Interest Payable to Class A Certificateholders
(See "Calculation of Certificate Interest" #3)                  1,683,511.04
  Unpaid Class A Monthly Cap Interest                                   0.00

Class A Monthly Servicing Fee
(See"Calculation of Monthly Servicing Fee" #6)                    633,333.33
  Unpaid Class A Monthly Servicing Fee                                  0.00

Class A Investor Default Amount                                 1,906,253.86
  Unreimbursed Class A Investor Charge-offs                             0.00

Excess Spread from Class A Finance Charge Collections           1,023,450.86

Class A Required Amount                                                 0.00

Class B Available Finance Charge Collections                      276,134.16

Class B Monthly Cap Interest Payable to Class B Certificateholders
(See "Calculation of Certificate Interest" #3)                     90,939.18
  Unpaid Class B Monthly Cap Interest                                   0.00

Class B Monthly Servicing Fee
(See"Calculation of Monthly Servicing Fee" #6)                     33,333.33
  Unpaid Class B Monthly Servicing Fee                                  0.00

Class B Investor Default Amount                                   100,329.15
  Unreimbursed Class B Investor Charge-offs                             0.00

Excess Spread from Class B Finance Charge Collections              51,532.51

Class B Required Amount                                                 0.00

Total Excess Spread                                             1,074,983.37

Excess Spread used to Satisfy Class A Required Amount                   0.00
  Excess Spread used to satisfy Unpaid Class A Monthly Cap Interest     0.00
  Excess Spread used to satisfy Unpaid Class A Monthly Servicing Fee    0.00
  Excess Spread used to satisfy Unreimbursed Class A Investor
   Charge-offs                                                          0.00
  Remaining Class A Required Amount                                     0.00

Excess Spread used to satisfy Class B Required Amount                   0.00
  Excess Spread used to satisfy Unpaid Class B Monthly Cap Interest     0.00
  Excess Spread used to satisfy Unpaid Class B Monthly Servicing Fee    0.00
  Excess Spread used to satisfy Unreimbursed Class B Investor
   Charge-offs                                                          0.00
  Remaining Class B Required Amount                                     0.00

Shared Finance Charges used to satisfy Remaining Class A Required
 Amount                                                                 0.00
  Shared Finance Charges used to satisfy Unpaid Class A Monthly
   Cap Interest                                                         0.00
  Shared Finance Charges used to satisfy Unpaid Class A Monthly
   Servicing Fee                                                        0.00
  Shared Finance Charges used to satisfy Unreimbursed Class A
   Investor Charge-offs                                                 0.00
  Remaining Class A Required Amount                                     0.00

Cash Collateral Withdrawal used to satisfy Remaining Class A
 Required Amount                                                        0.00
  Cash Collateral Withdrawal used to satisfy Unpaid Class A
   Monthly Cap Interest                                                 0.00
  Cash Collateral Withdrawal used to satisfy Unpaid Class A
   Monthly Servicing Fee                                                0.00
  Cash Collateral Withdrawal used to satisfy Unreimbursed Class A
   Investor Charge-offs                                                 0.00
  Remaining Class A Required Amount                                     0.00

Class B Reallocated Amount used to satisfy Remaining Class A
 Required Amount                                                        0.00
  Class B Reallocated Amount used to satisfy Unpaid Class A
   Monthly Cap Interest                                                 0.00
  Class B Reallocated Amount used to satisfy Unpaid Class A
   Monthly Servicing Fee                                                0.00
  Class B Reallocated Amount used to satisfy Unreimbursed Class A
   Investor Charge-offs                                                 0.00
  Remaining Class A Required Amount                                     0.00

Class B Investor Interest used to satisfy Unreimbursed Class A
 Investor Charge-offs                                                   0.00

Shared Finance Charges used to satisfy Remaining Class B Required
 Amount                                                                 0.00
  Shared Finance Charges used to satisfy Unpaid Class B Monthly
   Cap Interest                                                         0.00
  Shared Finance Charges used to satisfy Unpaid Class B Monthly
   Servicing Fee                                                        0.00
  Shared Finance Charges used to satisfy Unreimbursed Class B
   Investor Charge-offs                                                 0.00
  Remaining Class B Required Amount                                     0.00

Cash Collateral Withdrawal used to satisfy Remaining Class B
 Required Amount                                                        0.00
  Cash Collateral Withdrawal used to satisfy Unpaid Class B
   Monthly Cap Interest                                                 0.00
  Cash Collateral Withdrawal used to satisfy Unpaid Class B
   Monthly Servicing Fee                                                0.00
  Cash Collateral Withdrawal used to satisfy Unreimbursed Class B
   Investor Charge-offs                                                 0.00
  Remaining Class B Required Amount                                     0.00

Excess Spread used to satisfy interest on overdue Class A
(See "Calculation of Certificate Interest" #3)                          0.00

Excess Spread used to satisfy interest on overdue Class B
(See "Calculation of Certificate Interest" #3)                          0.00

Excess Spread used to satisfy reimbursements of Class B Interest        0.00

Excess Spread used to satisfy deposits into Required Cash
 Collateral Account                                                     0.00

Excess Spread used to satisfy shortfalls of the Class A Interest
 Payments                                                               0.00

Excess Spread used to satisfy shortfalls of the Class B Interest
 Payments                                                               0.00

Excess Spread used to satisfy payments per Loan Agreement       1,074,983.37

Excess Spread used to satisfy Class A Excess Interest                   0.00

Excess Spread used to satisfy Class B Excess Interest                   0.00

Remaining Excess Servicing (dollars)                            1,060,827.81
Remaining Excess Servicing (percentage of Investor Interest)            3.18%

Class A Investor Certificate Interest Shortfall                         0.00

Class A Charge-offs                                                     0.00
Unreimbursed Class A Charge Offs                                        0.00
Unreimbursed Class A Charge Offs per $1,000 Original Investment         0.00

Class A Monthly Servicing Fee Shortfall                                 0.00

Class B Investor Certificate Interest Shortfall                         0.00

Class B Charge-offs                                                     0.00
Unreimbursed Class B Charge Offs                                        0.00
Unreimbursed Class B Charge Offs per $1,000 Original Investment         0.00

Class B Monthly Servicing Fee Shortfall                                 0.00

Available Principal Collections                                32,935,955.53

Monthly Principal Payable To Class A Certificateholders
(See "Calculation of Monthly Principal" #4)                             0.00

Monthly Principal Payable To Class B Certificateholders
(See "Calculation of Monthly Principal" #4)                             0.00

Monthly Principal Reinvested In Receivables
(See "Calculation of Monthly Principal" #4)                    34,942,538.53

(Net Deposit)/Draws on Shared Principal Collections                     0.00

Required Shared Finance Charge Collections from other Series            0.00
Draw on Shared Finance Charge Collections from other Series             0.00

Withdrawal from Cash Collateral Account                                 0.00

Required Shared Finance Charge Collections for other Series       814,427.61
Deposit of Shared Finance Charge Collections for other Series     296,155.49

Total Distribution to Class A Investors                         1,683,511.04
Total Distribution to Class A Investors per $1,000 Invested             4.43

Total Distribution to Class B Investors                            90,939.18
Total Distribution to Class B Investors per $1,000 Invested             4.55

3.  Calculation of Certificate Interest

Class A Certificate Rate                                             5.69609%
Class A Interest Rate Cap Provider Deposit                              0.00

Previous Month's Class A Deficiency Amount                              0.00

Class A Interest at the Certificate Rate + 0.5% on Deficiency
 Amount                                                                 0.00

This Month Class A Certificate Interest                         1,683,511.04

Expected Class A Principal                                    380,000,000.00
This Month Class A Cap Shortfall                                        0.00
Class A Excess Interest                                                 0.00

Total Class A Interest Distributable to Class A Certificate-
 holders                                                        1,683,511.04
Total Class A Interest Distributable per $1,000 of Class A
 Original Investment                                                    4.43

Class B Certificate Rate                                             5.84609%
Class B Interest Rate Cap Provider Deposit                              0.00

Previous Month's Class B Deficiency Amount                              0.00

Class B Interest at the Certificate Rate + 0.5% on Deficiency
 Amount                                                                 0.00

This Month Class B Certificate Interest                            90,939.18

Expected Class B Principal                                     20,000,000.00
This Month Class B Cap Shortfall                                        0.00
Class B Excess Interest                                                 0.00

Total Class B Interest Distributable to Class B Certificate-
 holders                                                           90,939.18
Total Class B Interest Distributable per $1,000 of Class B
 Original Investment                                                    4.55

Total Certificate Interest Distributable to Certificate-
 holders                                                        1,774,450.22
Total Certificate Interest Distributable per $1,000 of
 Original Investment                                                    4.44

4.  Calculation of Monthly Principal

Beginning Investor Interest                                   400,000,000.00

Beginning Class A Interest                                    380,000,000.00

Class A Available Principal Collections                        31,289,157.75
Class A Monthly Unreimbursed Charge-Offs                                0.00
Total Class A Monthly Principal                                33,195,411.61

Class A Monthly Principal Reinvested in Receivables            33,195,411.61

Class A Controlled Amortization Amount                                  0.00

Maximum Monthly Principal to Class A Certificateholders                 0.00

Class A Deficit Controlled Amortization Amount                          0.00

Monthly Principal Payable to Class A Certificateholders                 0.00
Class A Monthly Principal Payable per $1,000 of Original Investment     0.00

Beginning Class B Interest                                     20,000,000.00

Class B Available Principal Collections                         1,646,797.78
Class B Monthly Unreimbursed Charge-Offs                                0.00
Total Class B Monthly Principal                                 1,747,126.92

Class B Reallocated Principal                                           0.00
Prior Month's Cumulative Class B Reallocated Principal                  0.00
Class B Reduction of Interest                                           0.00
Prior Month's Cumulative Class B Reduction of Interest                  0.00

Class B Monthly Principal Reinvested in Receivables             1,747,126.92

Class B Controlled Amortization Amount                                  0.00

Maximum Monthly Principal to Class B Certificateholders                 0.00

Required Shared Principal Collections for other Series                  0.00
Deposit of Shared Principal Collections for other Series                0.00
Required Shared Principal Collections from other Series                 0.00
Draw on Shared Principal Collections from other Series                  0.00

Class B Deficit Controlled Amortization Amount                          0.00

Monthly Principal Payable to Class B Certificateholders                 0.00
Class B Monthly Principal Payable per $1,000 of Original Investment     0.00

Ending Investor Interest                                      400,000,000.00
Ending Class A Interest                                       380,000,000.00
Ending Class B Interest                                        20,000,000.00

5.  Calculation of Pool Factor

Pool Factor
(Ending Certificate Balance divided by Initial Principal
 Amount to 7 decimal places)                                       1.0000000

6. Calculation of Monthly Servicing Fee

Series Servicing Fee Percentage                                         2.00%

Beginning Class A Investor Interest                           380,000,000.00
Beginning Class B Investor Interest                            20,000,000.00
Beginning Investor Interest                                   400,000,000.00

     Class A Monthly Servicing Fee                                633,333.33
     Class B Monthly Servicing Fee                                 33,333.33
     Total Monthly Servicing  Fee                                 666,666.67

7.  Cash Collateral Account Activity

Beginning of Month Balance                                     36,000,000.00

Required Cash Collateral Account Amount                        36,000,000.00

Excess Spread used to satisfy payments per Loan Agreement       1,074,983.37

Cash Collateral Account Deposits                                        0.00

Reinvestment Income Received on Cash Collateral Account            32,277.78

Aggregate Cash Collateral Account Draws                                 0.00

Available Cash Collateral Amount     (Dollars)                 36,000,000.00
Available Cash Collateral Amount     (Percentage)                       9.00%


8.  Past Due Statistics
(past due on a contractual basis)

1-30 days past due                    Dollars                 107,281,349.63
                                     Percent Dollars                   6.28%
                                      Number of Accts                 37,748
                                     Percent Number of Acct            3.03%

31-60 days past due                   Dollars                  24,844,369.63
                                     Percent Dollars                   1.45%
                                      Number of Accts                  9,062
                                     Percent Number of Acct            0.73%

61-90 days past due                   Dollars                  14,909,183.30
                                     Percent Dollars                   0.87%
                                      Number of Accts                  4,900
                                     Percent Number of Acct            0.39%

91-120 days past due                  Dollars                  11,518,942.69
                                     Percent Dollars                   0.67%
                                      Number of Accts                  3,592
                                     Percent Number of Acct            0.29%

121-150 days past due                 Dollars                   8,795,208.17
                                     Percent Dollars                   0.51%
                                      Number of Accts                  2,580
                                     Percent Number of Acct            0.21%

151-180 days past due                 Dollars                   7,959,777.86
                                     Percent Dollars                   0.47%
                                      Number of Accts                  2,260
                                     Percent Number of Acct            0.18%

181 + days past due                   Dollars                  11,849,939.62
                                     Percent Dollars                   0.69%
                                      Number of Accts                  3,439
                                     Percent Number of Acct            0.28%

9. Base Rate Calculation

Base Rate                                                               7.70%

Portfolio Yield                       (net of losses)                  10.55%

Excess of Portfolio Yield over Base Rate                                2.84%

10. Number of Accounts in the Trust

Number of Additional Accounts                                              0
Number of Removed Accounts                                                 0
Number of Automatic Additonal Accounts                                 1,842
Ending Number of Accounts                                          1,247,737


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1996-1
                            MONTHLY SERVICER'S REPORT


# of Months Series in Existence:                                        0
Monthly Period Ended                                        June 30, 1996
Distribution Date                                           July 15, 1996
Determination Date                                          July 10, 1996
Number of Days in Period                                               13


1.Trust Activity Series 1996-1

Beginning of Month - Aggregate Principal Receivables        1,737,430,488.58

Principal Collections on the Receivables                      143,059,833.25

Finance Charge Receivables                                     23,988,195.68

Receivables in Defaulted Accounts                               8,715,746.24

End of Month - Aggregate Principal Receivables              1,709,546,778.56

Investor Interest Series 1993-1                                83,333,333.33
Investor Interest Series 1994-1                               200,000,000.00
Investor Interest Series 1994-2                               400,000,000.00
Investor Interest Series 1995-1                               400,000,000.00
Investor Interest Series 1996-1                               400,000,000.00
Seller Principal Receivables                                  226,213,445.23

Total Investor Percentage with respect to...
                                     Finance Charges             23.3980143%
                                     Charged-Off Accounts        23.3980143%
                                     Principal Receivables       11.6990072%

Class A Percentage with respect to...
                                     Finance Charges             22.1696186%
                                     Charged-Off Accounts        22.1696186%
                                     Principal Receivables       11.0848093%

Class B Percentage with respect to...
                                     Finance Charges              1.2283958%
                                     Charged-Off Accounts         1.2283958%
                                     Principal Receivables        0.6141979%

Seller Percentage with respect to ...
                                     Finance Charges             13.2323636%
                                     Charged-Off Accounts        13.2323636%
                                     Principal Receivables       18.1069499%

2.  Allocation of Funds in Collection Account

Class A Available Finance Charge Collections                            0.00

Class A Monthly Cap Interest Payable to Class A Certificateholders
(See "Calculation of Certificate Interest" #3)                    770,592.38
  Unpaid Class A Monthly Cap Interest                             770,592.38

Class A Monthly Servicing Fee
(See"Calculation of Monthly Servicing Fee" #6)                          0.00
  Unpaid Class A Monthly Servicing Fee                                  0.00

Class A Investor Default Amount                                         0.00
  Unreimbursed Class A Investor Charge-offs                             0.00

Excess Spread from Class A Finance Charge Collections                   0.00

Class A Required Amount                                           770,592.38

Class B Available Finance Charge Collections                            0.00

Class B Monthly Cap Interest Payable to Class B Certificateholders
(See "Calculation of Certificate Interest" #3)                     43,835.23
  Unpaid Class B Monthly Cap Interest                              43,835.23

Class B Monthly Servicing Fee
(See"Calculation of Monthly Servicing Fee" #6)                          0.00
  Unpaid Class B Monthly Servicing Fee                                  0.00

Class B Investor Default Amount                                         0.00
  Unreimbursed Class B Investor Charge-offs                             0.00

Excess Spread from Class B Finance Charge Collections                   0.00

Class B Required Amount                                            43,835.23

Total Excess Spread                                                     0.00

Excess Spread used to Satisfy Class A Required Amount                   0.00
  Excess Spread used to satisfy Unpaid Class A Monthly Cap Interest     0.00
  Excess Spread used to satisfy Unpaid Class A Monthly Servicing Fee    0.00
  Excess Spread used to satisfy Unreimbursed Class A Investor
   Charge-offs                                                          0.00
  Remaining Class A Required Amount                               770,592.38

Excess Spread used to satisfy Class B Required Amount                   0.00
  Excess Spread used to satisfy Unpaid Class B Monthly Cap Interest     0.00
  Excess Spread used to satisfy Unpaid Class B Monthly Servicing Fee    0.00
  Excess Spread used to satisfy Unreimbursed Class B Investor
   Charge-offs                                                          0.00
  Remaining Class B Required Amount                                43,835.23

Shared Finance Charges used to satisfy Remaining Class A Required
 Amount                                                           770,592.38
  Shared Finance Charges used to satisfy Unpaid Class A Monthly
   Cap Interest                                                   770,592.38
  Shared Finance Charges used to satisfy Unpaid Class A Monthly
   Servicing Fee                                                        0.00
  Shared Finance Charges used to satisfy Unreimbursed Class A
   Investor Charge-offs                                                 0.00
  Remaining Class A Required Amount                                     0.00

Cash Collateral Withdrawal used to satisfy Remaining Class A
 Required Amount                                                        0.00
  Cash Collateral Withdrawal used to satisfy Unpaid Class A
   Monthly Cap Interest                                                 0.00
  Cash Collateral Withdrawal used to satisfy Unpaid Class A
   Monthly Servicing Fee                                                0.00
  Cash Collateral Withdrawal used to satisfy Unreimbursed Class A
   Investor Charge-offs                                                 0.00
  Remaining Class A Required Amount                                     0.00

Class B Reallocated Amount used to satisfy Remaining Class A
 Required Amount                                                        0.00
  Class B Reallocated Amount used to satisfy Unpaid Class A
   Monthly Cap Interest                                                 0.00
  Class B Reallocated Amount used to satisfy Unpaid Class A
   Monthly Servicing Fee                                                0.00
  Class B Reallocated Amount used to satisfy Unreimbursed Class A
   Investor Charge-offs                                                 0.00
  Remaining Class A Required Amount                                     0.00

Class B Investor Interest used to satisfy Unreimbursed Class A
 Investor Charge-offs                                                   0.00

Shared Finance Charges used to satisfy Remaining Class B Required
 Amount                                                            43,835.23
  Shared Finance Charges used to satisfy Unpaid Class B Monthly
   Cap Interest                                                    43,835.23
  Shared Finance Charges used to satisfy Unpaid Class B Monthly
   Servicing Fee                                                        0.00
  Shared Finance Charges used to satisfy Unreimbursed Class B
   Investor Charge-offs                                                 0.00
  Remaining Class B Required Amount                                     0.00

Cash Collateral Withdrawal used to satisfy Remaining Class B
 Required Amount                                                        0.00
  Cash Collateral Withdrawal used to satisfy Unpaid Class B
   Monthly Cap Interest                                                 0.00
  Cash Collateral Withdrawal used to satisfy Unpaid Class B
   Monthly Servicing Fee                                                0.00
  Cash Collateral Withdrawal used to satisfy Unreimbursed Class B
   Investor Charge-offs                                                 0.00
  Remaining Class B Required Amount                                     0.00

Excess Spread used to satisfy interest on overdue Class A
(See "Calculation of Certificate Interest" #3)                          0.00

Excess Spread used to satisfy interest on overdue Class B
(See "Calculation of Certificate Interest" #3)                          0.00

Excess Spread used to satisfy reimbursements of Class B Interest        0.00

Excess Spread used to satisfy deposits into Required Cash
 Collateral Account                                                     0.00

Excess Spread used to satisfy shortfalls of the Class A Interest
 Payments                                                               0.00

Excess Spread used to satisfy shortfalls of the Class B Interest
 Payments                                                               0.00

Excess Spread used to satisfy payments per Loan Agreement               0.00

Excess Spread used to satisfy Class A Excess Interest                   0.00

Excess Spread used to satisfy Class B Excess Interest                   0.00

Remaining Excess Servicing (dollars)                                    0.00
Remaining Excess Servicing (percentage of Investor Interest)            0.00%

Class A Investor Certificate Interest Shortfall                         0.00

Class A Charge-offs                                                     0.00
Unreimbursed Class A Charge Offs                                        0.00
Unreimbursed Class A Charge Offs per $1,000 Original Investment         0.00

Class A Monthly Servicing Fee Shortfall                                 0.00

Class B Investor Certificate Interest Shortfall                         0.00

Class B Charge-offs                                                     0.00
Unreimbursed Class B Charge Offs                                        0.00
Unreimbursed Class B Charge Offs per $1,000 Original Investment         0.00

Class B Monthly Servicing Fee Shortfall                                 0.00

Available Principal Collections                                         0.00

Monthly Principal Payable To Class A Certificateholders
(See "Calculation of Monthly Principal" #4)                             0.00

Monthly Principal Payable To Class B Certificateholders
(See "Calculation of Monthly Principal" #4)                             0.00

Monthly Principal Reinvested In Receivables
(See "Calculation of Monthly Principal" #4)                             0.00

(Net Deposit)/Draws on Shared Principal Collections                     0.00

Required Shared Finance Charge Collections from other Series      814,427.61
Draw on Shared Finance Charge Collections from other Series       814,427.61

Withdrawal from Cash Collateral Account                                 0.00



Required Shared Finance Charge Collections for other Series             0.00
Deposit of Shared Finance Charge Collections for other Series           0.00

Total Distribution to Class A Investors                           770,592.38
Total Distribution to Class A Investors per $1,000 Invested             2.03

Total Distribution to Class B Investors                            43,835.23
Total Distribution to Class B Investors per $1,000 Invested             2.09

3.  Calculation of Certificate Interest

Class A Certificate Rate                                             5.63047%
Class A Interest Rate Cap Provider Deposit                              0.00

Previous Month's Class A Deficiency Amount                              0.00

Class A Interest at the Certificate Rate + 0.5% on Deficiency
 Amount                                                                 0.00

This Month Class A Certificate Interest                           770,592.38

Expected Class A Principal                                    379,000,000.00
This Month Class A Cap Shortfall                                        0.00
Class A Excess Interest                                                 0.00

Total Class A Interest Distributable to Class A Certificate-
 holders                                                          770,592.38
Total Class A Interest Distributable per $1,000 of Class A
 Original Investment                                                    2.03

Class B Certificate Rate                                             5.78047%
Class B Interest Rate Cap Provider Deposit                              0.00

Previous Month's Class B Deficiency Amount                              0.00

Class B Interest at the Certificate Rate + 0.5% on Deficiency
 Amount                                                                 0.00

This Month Class B Certificate Interest                            43,835.23

Expected Class B Principal                                     21,000,000.00
This Month Class B Cap Shortfall                                        0.00
Class B Excess Interest                                                 0.00

Total Class B Interest Distributable to Class B Certificate-
 holders                                                           43,835.23
Total Class B Interest Distributable per $1,000 of Class B
 Original Investment                                                    2.09

Total Certificate Interest Distributable to Certificateholders    814,427.61
Total Certificate Interest Distributable per $1,000 of Original
 Investment                                                             2.04

4.  Calculation of Monthly Principal

Beginning Investor Interest                                   400,000,000.00

Beginning Class A Interest                                    379,000,000.00

Class A Available Principal Collections                                 0.00
Class A Monthly Unreimbursed Charge-Offs                                0.00
Total Class A Monthly Principal                                         0.00

Class A Monthly Principal Reinvested in Receivables                     0.00

Class A Controlled Amortization Amount                                  0.00

Maximum Monthly Principal to Class A Certificateholders                 0.00

Class A Deficit Controlled Amortization Amount                          0.00

Monthly Principal Payable to Class A Certificateholders                 0.00
Class A Monthly Principal Payable per $1,000 of Original Investment     0.00

Beginning Class B Interest                                     21,000,000.00

Class B Available Principal Collections                                 0.00
Class B Monthly Unreimbursed Charge-Offs                                0.00
Total Class B Monthly Principal                                         0.00

Class B Reallocated Principal                                           0.00
Prior Month's Cumulative Class B Reallocated Principal                  0.00
Class B Reduction of Interest                                           0.00
Prior Month's Cumulative Class B Reduction of Interest                  0.00

Class B Monthly Principal Reinvested in Receivables                     0.00

Class B Controlled Amortization Amount                                  0.00

Maximum Monthly Principal to Class B Certificateholders                 0.00

Required Shared Principal Collections for other Series                  0.00
Deposit of Shared Principal Collections for other Series                0.00
Required Shared Principal Collections from other Series                 0.00
Draw on Shared Principal Collections from other Series                  0.00

Class B Deficit Controlled Amortization Amount                          0.00

Monthly Principal Payable to Class B Certificateholders                 0.00
Class B Monthly Principal Payable per $1,000 of Original Investment     0.00

Ending Investor Interest                                      400,000,000.00
Ending Class A Interest                                       379,000,000.00
Ending Class B Interest                                        21,000,000.00

5.  Calculation of Pool Factor

Pool Factor
(Ending Certificate Balance divided by Initial Principal
 Amount to 7 decimal places)                                       1.0000000

6. Calculation of Monthly Servicing Fee

Series Servicing Fee Percentage                                         2.00%

Beginning Class A Investor Interest                           379,000,000.00
Beginning Class B Investor Interest                            21,000,000.00
Beginning Investor Interest                                   400,000,000.00

     Class A Monthly Servicing Fee                                      0.00
     Class B Monthly Servicing Fee                                      0.00
     Total Monthly Servicing  Fee                                       0.00

7.  Cash Collateral Account Activity

Beginning of Month Balance                                              0.00

Required Cash Collateral Account Amount                        36,000,000.00

Excess Spread used to satisfy payments per Loan Agreement               0.00

Cash Collateral Account Deposits                                        0.00

Reinvestment Income Received on Cash Collateral Account            11,875.00

Aggregate Cash Collateral Account Draws                                 0.00

Available Cash Collateral Amount     (Dollars)                 36,000,000.00
Available Cash Collateral Amount     (Percentage)                       9.00%


8.  Past Due Statistics
(past due on a contractual basis)

1-30 days past due                    Dollars                 107,281,349.63
                                      Percent Dollars                   6.28%
                                      Number of Accts                 37,748
                                      Percent Number of Acct            3.03%

31-60 days past due                   Dollars                  24,844,369.63
                                      Percent Dollars                   1.45%
                                      Number of Accts                  9,062
                                      Percent Number of Acct            0.73%

61-90 days past due                   Dollars                  14,909,183.30
                                      Percent Dollars                   0.87%
                                      Number of Accts                  4,900
                                      Percent Number of Acct            0.39%

91-120 days past due                  Dollars                  11,518,942.69
                                      Percent Dollars                   0.67%
                                      Number of Accts                  3,592
                                      Percent Number of Acct            0.29%

121-150 days past due                 Dollars                   8,795,208.17
                                      Percent Dollars                   0.51%
                                      Number of Accts                  2,580
                                      Percent Number of Acct            0.21%

151-180 days past due                 Dollars                   7,959,777.86
                                      Percent Dollars                   0.47%
                                      Number of Accts                  2,260
                                      Percent Number of Acct            0.18%

181 + days past due                   Dollars                  11,849,939.62
                                      Percent Dollars                   0.69%
                                      Number of Accts                  3,439
                                      Percent Number of Acct            0.28%

9. Base Rate Calculation

Base Rate                                                               7.64%

Portfolio Yield                       (net of losses)         Not Applicable

Excess of Portfolio Yield over Base Rate                      Not Applicable

10. Number of Accounts in the Trust

Number of Additional Accounts                                              0
Number of Removed Accounts                                                 0
Number of Automatic Additonal Accounts                                 1,842
Ending Number of Accounts                                          1,247,737